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GLOBAL RESOURCES FUND                        [Graphics:  USGI Logo]
                              a U.S. Global Investors Fund

NATURAL RESOURCES

About the Portfolio Manager
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The portfolio management team is comprised of  Ralph Aldis,  C.F.A.,  (Chartered
Financial Analyst), and Michael Chapman.

Ralph Aldis, C.F.A. has an M.A. in Energy and Mineral Resources from the Univer-sity of Texas at Austin and a B.S. with honors in Geology from Stephen F. Austin
State University.   He has  been a fund manager with the company since 1992.

Michael Chapman has an M.A. in Energy and Mineral Resources and a B.S. in Petroleum Engineering from the University of Texas at Austin.

Investment Profile
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The Global  Resources  Fund invests in natural  resource  related  companies all around the globe. The Fund's diverse portfolio, which includes metals, minerals, chemicals, energy and more, protects it against downturns in any one sector.

The Fund's goal is capital appreciation and protection against inflation and monetary instability.

SECTORS %

Petroleum Refining                      23.68%

Crude Petroleum                          9.49%

Oil & Gas Drilling                       9.27%

Metals Mining                            7.65%

Chemicals                                3.03%

Natural Gas Liquids                      2.85%

Misc. Chemical Products                  2.52%

Paperboard Mills                         2.29%

Natural Gas Distribution                 1.98%

Oil & Gas Field Machines                 1.96%

FUND PROFILE

For Portfolio
Management
Commentary
call our portfolio
direct hotline at
1-800-873-8637
option 6

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EQUITY PORTFOLIO HIGHLIGHTS                 (QUARTER ENDED JUNE 30, 1998)
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Total Returns
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Year To Date                            25.25%

1 Year (annualized)                    -29.87%

5 Year (annualized)                       .90%

10 Year (annualized)                     1.09%

Total Assets:                          $18.957 million

Expense Ratio: as of Dec. 31, 1997       2.13%

CUSIP:                                  911476208

Ticker Symbol:                          PSPFX

Inception Date:                         8/3/83


Top Ten Holdings
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Exxon                                    3.80%

British Petroleum                        2.23%

Sharpe Petroleum Co.                     2.65%

Total SA                                 2.65%

Enron Corp.                              2.47%

Dynatec Corp.                            2.42%

Texaco                                   2.31%

Chevron                                  2.27%

Mobil Corporation                        2.27%

Brunswick Tech                           2.18%

Must be accompanied or preceded by a prospectus. Past performance is no guarantee of future results. Please read the prospectus carefully before investing. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Call 1-800-US-FUNDS to receive additional in-formation. The Fund's portfolio will change. There can be no guarantee that the Fund will continue to hold these securities in the future.